UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 16, 2025
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 16, 2025, the following matters were voted upon and approved by the shareholders of Huntington at its 2025 Annual Meeting of Shareholders:
Proposal 1 – Election of directors

Nominee	For	Against	Abstentions	Broker Non-Votes
Ann B. Crane	1,070,270,957	66,393,184	2,463,938	136,050,547
Rafael A. Diaz-Granados	1,115,195,391	21,341,208	2,591,480	136,050,547
John C. Inglis	1,093,483,226	43,093,228	2,548,528	136,050,547
Katherine M.A. Kline	1,110,089,714	26,069,894	2,968,471	136,050,547
Richard W. Neu	1,054,968,158	81,458,653	2,700,877	136,050,547
Kenneth J. Phelan	1,089,567,991	47,022,163	2,534,828	136,050,547
David L. Porteous	997,458,377	139,389,615	2,280,087	136,050,547
Teresa H. Shea	1,123,585,664	13,103,552	2,438,864	136,050,547
Roger J. Sit	1,109,893,410	26,666,846	2,564,726	136,050,547
Stephen D. Steinour	1,049,462,848	84,349,337	5,315,893	136,050,547
Jeffrey L. Tate	1,115,787,343	20,761,671	2,579,064	136,050,547
Gary Torgow	1,106,682,042	30,068,744	2,374,196	136,050,547

Proposal 2 – Approval, on an advisory, non-binding basis, of the compensation of executives as described in the proxy materials.

For	Against	Abstentions	Broker Non-Votes
979,288,838	155,553,453	4,289,618	136,046,717

Proposal 3 – Ratification of the appointment of PwC as our independent registered public accounting firm for 2025.

For	Against	Abstentions	Broker Non-Votes
1,253,294,905	20,493,341	1,383,453	3,830

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	April 17, 2025	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel